EXHIBIT 99.2
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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO SECTION 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


In connection with the Constellation Brands, Inc. quarterly report on Form 10-Q for the Fiscal Quarter Ended August 31, 2002, I, Thomas S. Summer, certify that, to the best of my knowledge:

1. The quarterly report on Form 10-Q for the Fiscal Quarter Ended August 31, 2002 of Constellation Brands, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the quarterly report on Form 10-Q for the Fiscal Quarter Ended August 31, 2002 of Constellation Brands, Inc. fairly presents, in all material respects, the financial condition and results of operations of Constellation Brands, Inc.



Dated:  October 15, 2002                /s/ Thomas S. Summer
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                                        Thomas S. Summer,
                                        Executive Vice President and
                                        Chief Financial Officer